                                                                  Exhibit 99.C2




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Amendment to the Registration Statement of our report dated May 27, 1998 relating to the Statement of Financial Condition of The PaineWebber Equity Trust, REIT Series 1, including the Schedule of Investments, included herein, and to the reference made to us under the caption "Independent Auditors" in the Prospectus.




                                                 ERNST & YOUNG LLP


May 27, 1998
New York, New York